                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-4018

                      (Investment Company Act File Number)

                           Federated High Yield Trust
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 2/28/2006

             Date of Reporting Period: Fiscal year ended 2/28/06
                                       -------------------------

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated High Yield Trust

ANNUAL SHAREHOLDER REPORT

February 28, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$6.23	$6.04		$5.43	$5.81	$7.02
Income From Investment Operations:
Net investment income	0.44	0.49		0.48	0.52	0.66	[1,2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.24)	0.19		0.61	(0.38)	(1.20	) [1]
TOTAL FROM INVESTMENT OPERATIONS	0.20	0.68		1.09	0.14	(0.54)
Less Distributions:
Distributions from net investment income	(0.46)	(0.49)		(0.48)	(0.52)	(0.67)
Net Asset Value, End of Period	$5.97	$6.23		$6.04	$5.43	$5.81
Total Return [3]	3.48%	11.74	% [4]	20.68%	2.73%	(7.84)%

Ratios to Average Net Assets:
Net expenses	0.97%	0.94%		0.96%	0.95%	0.91%
Net investment income	7.45%	7.46%		7.71%	9.08%	10.59	% [1]
Expense waiver/reimbursement [5]	0.23%	0.28%		0.20%	0.22%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$289,577	$409,355		$497,313	$519,838	$531,559
Portfolio turnover	28%	48%		68%	64%	59%
Redemption fees consisted of the following per share amounts	$0.01	$0.00		--	--	--

1 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investments per share, but increased the ratio of net investment income to average net assets from 10.55% to 10.59%. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

4 During the period ended February 28, 2005, the Fund was reimbursed by the Adviser, which had an impact of 0.34% on total returns. See Notes to Financial Statements (Note 5).

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption/exchange fees; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 to February 28, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2005	Ending Account Value 2/28/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,025.70	$4.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.98	$4.86

1 Expenses are equal to the Fund's annualized net expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.48%. The total return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was 3.62% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

HIGH-YIELD MARKET OVERVIEW 2

The high-yield market was impacted by several issues during the period. Interest rates for most types of fixed-income securities (including high-yield bonds) with maturities between 0 and 10 years trended higher (resulting in lower prices) with interest rates for shorter maturities within the range increasing more than longer maturities. 3

In addition to overall interest rate increases, the high-yield market was also impacted by widening credit spreads. For example, the spread between the Credit Suisse High Yield Index 4 and comparable Treasury's widened from 3.07% on February 28, 2005 to 3.50% on February 28, 2006. Several factors negatively impacted credit spreads. First, credit spreads began the period at historically low levels leaving little room to absorb negative events. Also, early in the period, major credit rating agencies downgraded Ford and General Motors into the high-yield category given their continued weak financial performance. This caused credit spreads to gap wider on concerns that the high-yield market would not be able to absorb the substantial supply of auto related paper that investment grade owners might sell and on concerns about the future financial performance of high-yield issuers that supply the auto companies. Defaults by auto suppliers Collins and Aikman and Delphi during the period illustrated this risk.

1 Effective June 1, 2005, the fund's benchmark changed from the Lehman Brothers High Yield Bond Index (LBHYBI) to the LBHY2%ICI. The LBHY2%ICI is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum credit rating of Ba1, a minimum amount outstanding $150 million and at least one year to maturity. Investments cannot be made directly in an index.

2 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return. Indexes are unmanaged and investments cannot be made in an index.

Additionally, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking short term interest rates negatively impacting the economy.

However, these negative impacts were somewhat offset by strong growth in the economy and impressive corporate earnings growth resulting in spreads ending the period above last year's levels but below their historical long-term average.

Within the LBHY2%ICI, major industry sectors which outperformed included Energy and Telecommunications--both wireless and wireline. Major industry sectors within the LBHY2%ICI which underperformed included Auto, Media-Cable and Paper. From a quality perspective, the B-rated sector of the market outperformed both the higher quality BB-rated sector and the lower quality CCC-rated and below sectors.

FUND PERFORMANCE

The fund modestly underperformed the LBHY2%ICI although it did modestly outperform its peer group, the Lipper High Current Yield Fund Average 5 which returned 3.46% for the period. Compared to the LBHY2%ICI, overall security selection positively impacted performance. This was especially true in the Chemicals, Health Care, Media - non Cable, Paper and Retail industry sectors. Specific issuers held in the fund which substantially outperformed the LBHY2%ICI would include: Houghton Mifflin, General Nutrition Centers, Advanstar, General Motors Acceptance Corp., Ardent Health Services and ASG Consolidated. The fund also benefited from its overweight, relative to the LBHY2%ICI, to the B-rated sector and underweight, relative to the LBHY2%ICI, to the BB-rated sector.

Several factors negatively impacted fund performance. Security selection in the Consumer Products, Entertainment, Packaging and Wireline Telecommunication industry sectors negatively impacted fund performance. Specific issuers held in the fund which substantially underperformed the LBHY2%ICI included Pliant, Tembec, AMH Holdings, Danka, Allied Holdings, Calpine and General Motors. The fund was also negatively impacted by its underweight to the strong performing Energy, Financial and Wireless Telecommunication sectors, as compared to the LBHY2%ICI.

5 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated High Yield Trust (the "Fund") from February 29, 1996 to February 28, 2006, compared to the Lehman Brothers U.S. Corporate High Yield Bond Index (LBHYBI), 2,3 the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 2,3 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns for the Period Ended 2/28/2006
1 Year	3.48%
5 Years	5.73%
10 Years	5.13%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers High Yield Bond Index (LBHYBI), Lehman High Yield 2% Issuer Constrained Index (LBHY2%ICI), and the Lipper High Current Yield Fund Average (LHCYFA) have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Effective June 1, 2005, the Fund's benchmark changed from the LBHYBI to the LHY2%ICI. Index classifications are based upon, and individual portfolio securities are assigned to, the classification and sub-classification categories of the LHY2%ICI. Individual portfolio securities that are not included in the LHY2%ICI are assigned to an index classification category at the discretion of the fund's advisor. The LBHYBI, LBHY2%ICI, and the LHCYFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

3 The Fund's investment adviser has elected to discontinue the use of the LBHYBI. The Fund's investment adviser has elected to use the LBHY2%ICI because it is more reflective of the Fund's current investment strategy.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At February 28, 2006, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Media-Non-cable	9.3%
Industrial-Other	6.9%
Health Care	6.6%
Automotive	6.0%
Food & Beverage	6.0%
Chemicals	5.6%
Utility-Natural Gas	5.4%
Consumer Products	4.9%
Gaming	4.9%
Technology	3.7%
Utility-Electric	3.5%
Media Cable	3.1%
Wireline Communications	3.0%
Wireless Communications	2.9%
Building Materials	2.8%
Paper	2.7%
Other [2]	18.4%
Cash Equivalents [3]	2.5%
Other Assets and Liabilities--Net [4]	1.8%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

February 28, 2006

Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--94.7%
		Aerospace/Defense--2.0%
$975,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$1,024,968
550,000		Argo Tech Corp., Sr. Note, 9.25%, 6/1/2011	585,750
775,000	[3]	Condor Systems, Inc., Sr. Sub. Note, Series B, 11.875%, 5/1/2009	543
675,000	[1,2]	DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	681,750
350,000		K&F Acquisition, Inc., Sr. Sub. Note, 7.75%, 11/15/2014	358,750
1,000,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	987,500
850,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	820,250
575,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	576,438
600,000		TransDigm, Inc., Sr. Sub. Note, 8.375%, 7/15/2011	630,000
		TOTAL	5,665,949
		Automotive--6.0%
975,000		Advanced Accessory Systems LLC, Sr. Note, 10.75%, 6/15/2011	780,000
1,225,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	955,500
2,375,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	1,698,125
2,800,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	2,506,927
2,350,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	2,106,460
2,325,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	2,128,724
2,100,000		General Motors Corp., Bond, Series EMTN, 8.375%, 7/5/2033	1,749,883
875,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	844,375
625,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 2/15/2015	331,250
1,050,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	1,052,625
275,000		TRW Automotive, Inc., Sr. Note, 9.375%, 2/15/2013	299,750
1,100,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	1,240,250
725,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	725,000
900,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	904,500
		TOTAL	17,323,369
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Building Materials--2.8%
$575,000		AMH Holdings, Inc., Sr. Disc. Note, 0/11.25%, 3/1/2014	$307,625
550,000		Builders Firstsource, Inc., Note, 8.99875%, 2/15/2012	567,875
650,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	617,500
825,000		ERICO International Corp., Sr. Sub. Note, 8.875%, 3/1/2012	855,938
475,000		Goodman Global Holdings, Inc., Floating Rate Note, Series B, 7.49125%, 6/15/2012	485,688
1,075,000		Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	1,056,188
375,000		Norcraft Cos. LLC, Sr. Sub. Note, Series WI, 9.00%, 11/1/2011	389,531
2,200,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	1,589,500
1,200,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	846,000
550,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	551,375
200,000		Texas Industries, Inc., Sr. Note, 7.25%, 7/15/2013	208,000
725,000		U.S. Concrete, Inc., Sr. Sub. Note, 8.375%, 4/1/2014	746,750
		TOTAL	8,221,970
		Chemicals--5.5%
475,000	[1,2]	Aventine Renewable Energy Holdings, Inc., Floating Rate Note - Sr. Secd. Note, 10.49125%, 12/15/2011	503,500
1,525,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.75%, 12/15/2012	1,425,875
1,793,000		Crystal US Holdings, Sr. Disc. Note, 10/1/2014	1,403,023
819,000		Crystal US Holdings, Sr. Sub. Note, 9.625%, 6/15/2014	920,351
850,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	918,000
1,275,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.00%, 7/15/2014	1,318,031
684,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	704,520
1,100,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,177,000
700,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	759,500
751,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	788,550
425,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	435,625
149,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	111,005
1,375,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,447,188
1,175,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	1,186,750
550,000	[1,2]	PQ Corp., Sr. Sub. Note, 7.50%, 2/15/2013	530,750
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Chemicals--continued
$1,000,000		Polypore, Inc., Sr. Sub. Note, 8.75%, 5/15/2012	$910,000
425,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	470,523
300,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	338,755
625,000	[1,2]	VeraSun Energy Corp., Sr. Secd. Note, 9.875%, 12/15/2012	668,750
		TOTAL	16,017,696
		Construction Machinery--0.7%
1,025,000		Case New Holland, Sr. Note, 9.25%, 8/1/2011	1,104,437
5,525,000	[3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	0
195,000		Columbus McKinnon Corp., Sr. Secd. Note, 10.00%, 8/1/2010	215,719
625,000		NationsRent Cos., Inc., Sr. Secd. Note, 9.50%, 10/15/2010	688,281
		TOTAL	2,008,437
		Consumer Products--4.9%
1,150,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	866,812
850,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	875,500
450,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	462,937
1,100,000		Ames True Temper, Inc., Sr. Sub. Note, 10.00%, 7/15/2012	913,000
750,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	750,000
850,000	[1,3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	0
1,450,000	[1,3]	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	0
775,000	[1,2]	Doane Pet Care Co., Sr. Sub. Note, 10.625%, 11/15/2015	823,438
2,700,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	2,075,625
875,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	892,500
475,000		Leiner Health Products, Unsecd. Note, 11.00%, 6/1/2012	469,063
1,125,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,184,063
575,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	603,750
275,000		Simmons Co., Sr. Disc. Note, 0/10.00%, 12/15/2014	166,375
1,850,000		Spectrum Brands, Inc., Sr. Sub. Note, 7.375%, 2/1/2015	1,604,875
250,000	[1,2]	Steinway Musical Instruments, Sr. Note, 7.00%, 3/1/2014	253,125
530,000		Tempur World, Sr. Sub. Note, 10.25%, 8/15/2010	569,750
1,325,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	1,199,125
480,000		WH Holdings Ltd., Sr. Note, 9.50%, 4/1/2011	520,800
		TOTAL	14,230,738
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Energy--1.9%
$1,000,000	[1,2]	Chesapeake Energy Corp., Sr. Note, 6.875%, 11/15/2020	$1,032,500
250,000	[1,2]	Grant Prideco, Inc., Sr. Unsecd. Note, 6.125%, 8/15/2015	253,125
925,000		Petroleum Helicopters, Inc., Company Guarantee, Series B, 9.375%, 5/1/2009	978,188
550,000		Pogo Producing Co., Sr. Sub. Note, 6.875%, 10/1/2017	556,875
500,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	506,250
400,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	421,000
1,500,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	1,620,000
		TOTAL	5,367,938
		Entertainment--1.9%
150,000		AMC Entertainment, Inc., Sr. Sub. Note, 8.00%, 3/1/2014	131,437
875,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	836,718
375,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	398,438
2,400,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,800,000
900,000		Intrawest Corp., Sr. Note, 7.50%, 10/15/2013	920,250
1,300,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,454,375
		TOTAL	5,541,218
		Environmental--0.6%
1,150,000		Allied Waste North America, Inc., Company Guarantee, Series B, 8.875%, 4/1/2008	1,216,125
488,000		Clean Harbors, Inc., Sr. Secd. Note, 11.25%, 7/15/2012	551,440
		TOTAL	1,767,565
		Financial Institutions--0.4%
1,025,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	1,042,938
		Food & Beverage--5.8%
2,125,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,715,937
544,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	557,600
850,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	895,687
675,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	695,250
1,100,000	[1,2]	Central European Distribution Corp., Sr. Secd. Note, 8.00%, 7/25/2012	1,419,886
1,000,000		Constellation Brands, Inc., Sr. Sub. Note, 8.125%, 1/15/2012	1,052,500
550,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	567,875
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Food & Beverage--continued
$1,550,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	$1,557,750
475,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	361,000
900,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	909,000
1,075,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,101,875
325,000		National Beef Packaging Co. LLC, Sr. Note, 10.50%, 8/1/2011	332,313
1,100,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	1,146,750
600,000		Pilgrim's Pride Corp., Sr. Sub. Note, 9.25%, 11/15/2013	631,500
1,450,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,181,750
1,575,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,655,719
1,175,000		UAP Holding Corp., Sr. Disc. Note, 0/10.75%, 7/15/2012	1,054,563
		TOTAL	16,836,955
		Gaming--4.9%
750,000		155 East Tropicana LLC, Sr. Secd. Note, 8.75%, 4/1/2012	742,500
950,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	1,021,250
775,000	[1,2]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 9.875%, 12/15/2012	806,000
350,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	351,750
800,000		Kerzner International Ltd., Sr. Sub. Note, 6.75%, 10/1/2015	798,000
1,200,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	1,162,500
800,000		MGM Mirage, Sr. Note, 6.625%, 7/15/2015	807,000
1,000,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,076,250
475,000		Magna Entertainment Corp., Conv. Note, 7.25%, 12/15/2009	499,344
450,000	[1,2]	Majestic Star Casino LLC, Sr. Note, 9.75%, 1/15/2011	464,625
2,000,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	2,132,500
900,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	964,125
950,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	1,047,375
550,000		Penn National Gaming, Inc., Company Guarantee, 8.875%, 3/15/2010	574,409
225,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	230,625
925,000		Station Casinos, Inc., Sr. Note, 6.00%, 4/1/2012	929,625
575,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	592,250
		TOTAL	14,200,128
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Health Care--6.6%
$525,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	$561,750
750,000	[1,2]	Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	791,250
1,700,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	1,802,000
525,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	518,437
2,950,000		CDRV Investors, Inc., Sr. Disc. Note, 0/9.625%, 1/1/2015	2,035,500
775,000	[1,2]	CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	804,062
775,000		Concentra Operating Corp., Sr. Sub. Note, 9.50%, 8/15/2010	811,813
1,150,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	1,157,188
1,125,000		HCA, Inc., Note, 8.75%, 9/1/2010	1,242,999
725,000		HCA, Inc., Sr. Note, 6.375%, 1/15/2015	727,487
1,250,000		HCA, Inc., Sr. Note, 6.75%, 7/15/2013	1,279,520
1,225,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	1,255,913
925,000		National Mentor, Inc., Sr. Sub. Note, 9.625%, 12/1/2012	989,750
425,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	435,625
675,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	700,313
825,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	874,500
450,000		Tenet Healthcare Corp., Note, 9.875%, 7/1/2014	460,125
575,000		VWR International, Inc., Sr. Sub. Note, 8.00%, 4/15/2014	577,875
725,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	759,438
450,000	[1,2]	Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	454,500
400,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	407,000
425,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	447,313
		TOTAL	19,094,358
		Industrial - Other--6.8%
1,325,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	1,285,250
1,050,000		Aearo Co. I, Sr. Sub. Note, 8.25%, 4/15/2012	1,155,000
525,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	483,000
600,000	[1,2]	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	654,000
1,475,000		Brand Services, Inc., Company Guarantee, 12.00%, 10/15/2012	1,574,562
650,000		Coleman Cable, Inc., Sr. Note, 9.875%, 10/1/2012	543,563
675,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	720,563
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Industrial - Other--continued
$1,000,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	$1,015,000
920,000		Interline Brands, Inc., Sr. Sub. Note, 11.50%, 5/15/2011	1,025,800
1,300,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,248,000
1,025,000		Mueller Group, Inc., Sr. Sub. Note, 10.00%, 5/1/2012	1,127,500
2,117,000	[1,2]	Neenah Corp., Sr. Secd. Note, 11.00%, 9/30/2010	2,360,455
184	[1,2]	Neenah Corp., Sr. Sub. Note, 13.00%, 9/30/2013	187
900,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	940,500
750,000	[1,2]	Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	723,750
950,000		Rexnord Corp., Company Guarantee, 10.125%, 12/15/2012	1,049,750
1,052,411		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 1/1/2012	1,073,459
1,175,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	1,130,938
1,075,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	1,091,125
550,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	554,125
		TOTAL	19,756,527
		Lodging--1.8%
750,000		Gaylord Entertainment Co., Sr. Note, 6.75%, 11/15/2014	744,375
1,500,000	[1,2]	Grupo Posadas SA de C.V., Sr. Note, 8.75%, 10/4/2011	1,575,000
269,000		HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008	272,026
800,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	802,000
550,000		Lodgenet Entertainment, Sr. Sub. Note, 9.50%, 6/15/2013	596,750
1,125,000		Royal Caribbean Cruises Ltd., Sr. Note, 8.00%, 5/15/2010	1,222,392
		TOTAL	5,212,543
		Media - Cable--3.0%
900,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	915,750
1,050,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	1,081,500
584,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, Series 144A, 11.00%, 10/1/2015	494,210
727,000	[1,2]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, Series 144A, 9.92%, 4/1/2014	381,675
2,050,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	2,055,125
1,475,000	[1,2]	Kabel Deutschland GMBH, Sr. Note, 10.75%, 7/1/2014	1,991,328
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Media - Cable--continued
$1,450,000	[1,2]	Unity Media Gmbh, Sr. Note, 10.375%, 2/15/2015	$1,517,063
225,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	223,875
		TOTAL	8,660,526
		Media - Non-Cable--9.3%
275,000		Advanstar Communications, Company Guarantee, Series B, 12.00%, 2/15/2011	290,125
1,375,000		Advanstar, Inc., Company Guarantee, Series B, 15.00%, 10/15/2011	1,447,187
934,391		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	882,999
675,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	678,375
1,175,000		CBD Media Holdings, Sr. Note, 9.25%, 7/15/2012	1,202,906
325,000		CBD Media LLC, Sr. Sub. Note, 8.625%, 6/1/2011	331,906
100,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	100,125
1,170,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,260,675
232,000		Dex Media East LLC, Company Guarantee, 12.125%, 11/15/2012	268,830
2,134,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,374,075
1,225,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	1,035,125
1,325,000		Echostar DBS Corp., Sr. Note, 6.375%, 10/1/2011	1,301,813
180,000		Emmis Communications Corp., Floating Rate Note - Sr. Note, 10.36625%, 6/15/2012	180,900
1,725,000		Houghton Mifflin Co., Sr. Disc. Note, 0/11.50%, 10/15/2013	1,440,375
250,000	[1,2]	Intelsat Bermuda Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	172,500
675,000	[1,2]	Intelsat Bermuda Ltd., Sr. Note, 8.875%, 1/15/2015	703,688
800,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	813,000
350,000		Lin Television Corp., Sr. Sub. Note, Series B, 6.50%, 5/15/2013	333,813
950,000		NBC Acqusition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	679,250
525,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	496,125
825,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	874,500
2,500,000		PanAmSat Holding Corp., Discount Bond, 11/1/2014	1,790,625
350,000	[1,2]	Quebecor Media Inc., Sr. Unsecd. Note, 7.75%, 3/15/2016	360,500
350,000		R.H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	395,500
450,000	[1,2]	R.H. Donnelley Corp., Sr. Disc. Note, 6.875%, 1/15/2013	425,250
800,000	[1,2]	R.H. Donnelley Corp., Sr. Disc. Note, 6.875%, 1/15/2013	756,000
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$850,000	[1,2]	R.H. Donnelley Corp., Sr. Note, 8.875%, 1/15/2016	$891,438
850,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	965,813
350,000		Readers Digest Association, Inc., Sr. Note, Series 144A, 6.50%, 3/1/2011	348,250
800,000	[1,2]	Southern Graphics Systems, Inc., Sr. Sub. Note, 12.00%, 12/15/2013	808,000
350,000		Vertis, Inc., Sr. Note, Series B, 10.875%, 6/15/2009	345,625
1,150,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, Series 144A, 8.50%, 12/1/2014	1,374,341
861,000		Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	894,364
300,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	330,000
459,485		Ziff Davis Media, Inc., Company Guarantee, Series, 12.00%, 8/12/2009	369,885
		TOTAL	26,923,883
		Metals & Mining--1.2%
1,250,000		Aleris International, Inc., Sr. Secd. Note, 10.375%, 10/15/2010	1,381,250
925,000	[1,2]	Novelis, Inc., Sr. Note, 7.50%, 2/15/2015	901,875
600,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	609,000
550,000		United States Steel Corp., Sr. Note, 9.75%, 5/15/2010	599,500
		TOTAL	3,491,625
		Packaging--2.3%
1,200,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	1,311,000
825,000	[1,2]	Covalence Specialty Materials Corp., Sr. Sub. Note, 10.25%, 3/1/2016	859,031
650,000	[1,2]	Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	680,875
525,000		Graham Packaging Co., Sub. Note, 8.50%, 10/15/2012	537,469
1,000,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	1,067,500
275,000	[3]	Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	68,750
1,475,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	1,500,813
400,000	[1,2]	Plastipak Holdings, Sr. Note, 8.50%, 12/15/2015	415,000
411,058	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	192,375
		TOTAL	6,632,813
		Paper--2.7%
775,000		Abitibi-Consolidated, Inc., Sr. Note, 8.375%, 4/1/2015	736,250
1,350,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,289,250
539,053	[1,2]	JSG Holding PLC, Sr. Note, 11.50%, 10/1/2015	651,922
825,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	810,563
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Paper--continued
$1,425,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	$1,499,813
1,025,000		Mercer International, Inc., 9.25%, 2/15/2013	927,625
1,100,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,133,000
1,350,000		Tembec Industries, Inc., 8.50%, 2/1/2011	715,500
		TOTAL	7,763,923
		Restaurants--0.5%
575,000	[1,2]	El Pollo Loco, Inc., Sr. Note, 11.75%, 11/15/2013	598,000
825,000		Landry's Seafood Restaurants, Inc., Sr. Note, Series B, 7.50%, 12/15/2014	802,313
		TOTAL	1,400,313
		Retailers--1.7%
1,200,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,257,000
1,191,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	1,179,090
375,000		General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	353,438
1,843,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	2,173,028
		TOTAL	4,962,556
		Services--1.2%
325,000		CB Richard Ellis Services, Inc., Sr. Note, 9.75%, 5/15/2010	354,250
764,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	824,165
950,000	[1,2]	HydroChem Industrial Services, Sr. Sub. Note, 9.25%, 2/15/2013	945,250
825,000		Insurance Automotive Auctions, Inc., Sr. Note, 11.00%, 4/1/2013	864,188
425,000		The Brickman Group Ltd., Sr. Sub. Note, Series B, 11.75%, 12/15/2009	469,625
		TOTAL	3,457,478
		Technology--3.7%
275,000	[1,2]	Activant Solutions, Inc., Floating Rate Note, 10.53%, 4/1/2010	283,250
75,000	[1,2]	Activant Solutions, Inc., Floating Rate Note, 10.53%, 4/1/2010	77,250
1,125,000		Activant Solutions, Inc., Sr. Note, 10.50%, 6/15/2011	1,231,875
575,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	461,438
700,000		Freescale Semiconductor, Inc., Sr. Note, 7.125%, 7/15/2014	742,875
475,000		MagnaChip Semiconductor S.A., Sr. Sub. Note, 8.00%, 12/15/2014	460,750
700,000	[1,2]	SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	738,500
650,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.03%, 4/1/2012	685,750
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Technology--continued
$1,250,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, 9.125%, 8/15/2013	$1,335,938
1,000,000	[1,2]	SunGard Data Systems, Inc., Sr. Sub. Note, 10.25%, 8/15/2015	1,053,750
475,000		Telex Communications, Inc., Sr. Secd. Note, 11.50%, 10/15/2008	510,625
1,425,000		UGS Corp., Sr. Sub. Note, 10.00%, 6/1/2012	1,569,281
1,450,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	1,598,625
		TOTAL	10,749,907
		Textile--0.4%
100,000		Phillips Van Heusen Corp., Sr. Note, 7.25%, 2/15/2011	103,250
425,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	455,813
675,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	725,625
		TOTAL	1,284,688
		Transportation--1.3%
4,950,000	[3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 12/31/2049	0
600,000	[1,2]	Hertz Corp., Sr. Note, 8.875%, 1/1/2014	630,000
1,150,000	[1,2]	Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	1,244,875
1,600,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	1,752,000
3,125,000	[3]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2049	0
		TOTAL	3,626,875
		Utility - Electric--3.5%
250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	255,625
225,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	233,437
550,000		Edison Mission Holding Co., Sr. Note, 7.73%, 6/15/2009	570,625
900,000		Edison Mission Holding Co., Sr. Note, 9.875%, 4/15/2011	1,041,750
413,908	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	408,209
800,000	[1,2]	Mirant North America LLC, Sr. Note, 7.375%, 12/31/2013	825,000
325,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	333,938
700,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	722,750
125,000		Nevada Power Co., 6.50%, 4/15/2012	129,531
375,000		Nevada Power Co., Mtg. Note, Series L, 5.875%, 1/15/2015	377,562
1,072,000		Nevada Power Co., Second Mortgage Notes, 9.00%, 8/15/2013	1,190,730
300,000		Northwestern Corp., Note, 5.875%, 11/1/2014	303,048
Foreign Currency Par Amount or Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utility - Electric--continued
$1,850,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	$2,081,250
625,000		Reliant Resources, Inc., Sr. Secd. Note, 9.25%, 7/15/2010	638,281
625,000	[1,2]	Sierra Pacific Resources, Sr. Note, 6.75%, 8/15/2017	634,375
275,000		TECO Energy, Inc., Sr. Note, 6.75%, 5/1/2015	290,125
		TOTAL	10,036,236
		Utility - Natural Gas--5.4%
575,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	580,750
1,625,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	1,730,625
1,950,000		El Paso Production Holding Co., Company Guarantee, 7.75%, 6/1/2013	2,067,000
1,350,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,306,125
775,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	742,063
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	200,000
750,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	778,125
675,000	[1,2]	SemGroup LP, Sr. Note, 8.75%, 11/15/2015	702,000
800,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	810,055
1,500,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	1,814,412
850,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	938,426
925,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	1,070,688
2,725,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	3,011,125
		TOTAL	15,751,394
		Wireless Communications--2.9%
700,000	[1,2]	Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	731,500
1,250,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	1,318,750
550,000		Inmarsat Finance PLC, Sr. Disc. Note, 0/10.375%, 11/15/2012	466,125
195,000		Inmarsat Finance PLC, Sr. Note, 7.625%, 6/30/2012	202,069
575,000		New Skies Satellites NV, Sr. Sub. Note, 9.125%, 11/1/2012	621,000
1,400,000		Nextel Communications, Inc., Sr. Note, Series E, 6.875%, 10/31/2013	1,469,035
1,375,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,395,625
300,000		Rogers Wireless, Inc., Floating Rate Note - Sr. Secd. Note, 7.61625%, 12/15/2010	312,000
150,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.25%, 12/15/2012	159,938
Foreign Currency Par Amount or Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Wireless Communications--continued
$125,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.50%, 3/15/2015	$136,250
575,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	616,688
925,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	1,049,900
		TOTAL	8,478,880
		Wireline Communications--3.0%
1,175,000		AT&T Corp., Sr. Note, 9.75%, 11/15/2031	1,475,473
375,000		Cincinnati Bell, Inc., Company Guarantee, 7.25%, 7/15/2013	389,531
325,000		Cincinnati Bell, Inc., Sr. Note, 7.00%, 2/15/2015	326,218
950,000		Citizens Communications Co., 9.00%, 8/15/2031	1,014,125
375,000		Citizens Communications Co., Sr. Note, 6.25%, 1/15/2013	369,844
3,575,000		Qwest Corp., Note, 8.875%, 3/15/2012	4,021,875
925,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	967,781
		TOTAL	8,564,847
		TOTAL CORPORATE BONDS (IDENTIFIED COST $288,328,895)	274,074,273
		COMMON STOCKS--0.5%
		Chemicals--0.1%
395	[3]	General Chemical Industrial Products, Inc.	125,977
169	[3]	General Chemical Industrial Products, Inc., Warrants	0
228	[3]	General Chemical Industrial Products, Inc., Warrants	28,158
		TOTAL	154,135
		Food & Beverage--0.2%
27,755		B&G Foods, Inc.	416,047
		Industrial - Other--0.1%
214,806	[1,3]	ACP Holdings Corp., Warrants	370,540
		Media - Cable--0.1%
5,008	[3]	NTL, Inc.	329,776
		Media - Non-Cable--0.0%
1,375	[1,3]	Advanstar, Inc., Warrants	13
2,200	[3]	XM Satellite Radio, Inc., Warrants	67,100
22,000	[3]	Ziff Davis Media, Inc., Warrants	2,200
		TOTAL	69,313
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Metals & Mining--0.0%
138,395	[3]	Royal Oak Mines, Inc.	$276
		Other--0.0%
469	[1,3]	CVC Claims Litigation LLC	0
		Packaging--0.0%
1,000	[1,3]	Pliant Corp., Warrants	0
45,000	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		Paper--0.0%
900	[1,3]	MDP Acquisitions PLC, Warrants	18,675
		Wireline Communications--0.0%
16,732	[3]	Viatel Holding (Bermuda) Ltd.	690
		TOTAL COMMON STOCKS (IDENTIFIED COST $11,492,097)	1,359,452
		PREFERRED STOCKS--0.5%
		Media - Non-Cable--0.0%
120		Ziff Davis Media, Inc., PIK Pfd., Series E-1	54,300
		Retailers--0.5%
1,625		General Nutrition Centers Holding Co., Exchangeable Pfd. Stock, Series A	1,466,562
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,634,750)	1,520,862
Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENT--2.5%
$7,299,000		Interest in $3,700,000,000 joint repurchase agreement 4.58%, dated 2/28/2006, under which Bank of America N.A. will repurchase U.S. Government Agency securities with various maturities to 4/1/2035 for $3,700,470,722 on 3/1/2006. The market value of the underlying securities at the end of the period was $3,774,000,000. (AT AMORTIZED COST)	$7,299,000
		TOTAL INVESTMENTS--98.2% (IDENTIFIED COST $308,754,742) [4]	284,253,587
		OTHER ASSETS AND LIABILITIES - NET--1.8%	5,323,167
		TOTAL NET ASSETS--100%	$289,576,754

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At February 28, 2006, these securities amounted to $46,108,827 which represents 15.9% of total net assets.

2 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the Fund's Board of Trustees. At February 28, 2006, these securities amounted to $45,527,224 which represents 15.7% of total net assets.

3 Non-income producing security.

4 The cost of investments for federal tax purposes amounts to $320,964,718.

Note: The categories of investments are shown as a percentage of total net assets at February 28, 2006.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2006

Assets:
Total investments in securities, at value (identified cost $308,754,742)		$284,253,587
Cash		49,220
Cash denominated in foreign currencies (identified cost $51)		51
Income receivable		5,394,416
Receivable for investments sold		1,170,828
Receivable for shares sold		33,060
Receivable for foreign currency exchange contracts		156,565
TOTAL ASSETS		291,057,727
Liabilities:
Payable for investments purchased	$300,472
Payable for shares redeemed	639,063
Income distribution payable	412,574
Payable for shareholder services fee (Note 5)	44,287
Payable for transfer and dividend disbursing agent fees and expenses	35,685
Accrued expenses	48,892
TOTAL LIABILITIES		1,480,973
Net assets for 48,542,273 shares outstanding		$289,576,754
Net Assets Consist of:
Paid-in capital		$597,920,525
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(24,346,621)
Accumulated net realized loss on investments, options and foreign currency transactions		(282,900,712)
Distributions in excess of net investment income		(1,096,438)
TOTAL NET ASSETS		$289,576,754
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($289,576,754 ÷ 48,542,273 shares outstanding), no par value, unlimited shares authorized		$5.97
Redemption proceeds per share (98.00/100 of $5.97) [1]		$5.85

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2006

Investment Income:
Dividends			$190,040
Interest (net of taxes withheld of $332)			26,860,804
TOTAL INCOME			27,050,844
Expenses:
Investment adviser fee (Note 5)		$2,411,128
Administrative personnel and services fee (Note 5)		256,969
Custodian fees		21,855
Transfer and dividend disbursing agent fees and expenses		142,945
Directors'/Trustees' fees		10,837
Auditing fees		18,516
Legal fees		12,939
Portfolio accounting fees		122,624
Shareholder services fee (Note 5)		755,329
Share registration costs		26,656
Printing and postage		35,424
Insurance premiums		10,852
Miscellaneous		15,145
TOTAL EXPENSES		3,841,219
Waivers (Note 5):
Waiver of investment adviser fee	$(614,990)
Waiver of administrative personnel and services fee	(11,998)
Waiver of shareholder services fee	(112,361)
TOTAL WAIVERS		(739,349)
Net expenses			3,101,870
Net investment income			23,948,974
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments			(2,514,981)
Net realized gain on foreign currency transactions			361,804
Net realized loss on options			(7,358)
Net change in unrealized depreciation of investments			(13,567,020)
Net change in unrealized depreciation of translation of assets and liabilities in foreign currency			170,603
Net realized and unrealized loss on investments, options and foreign currency transactions			(15,556,952)
Change in net assets resulting from operations			$8,392,022

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,948,974	$31,783,095
Net realized gain (loss) on investments, options and foreign currency transactions	(2,160,535)	24,446
Net increase due to reimbursement from adviser (Note 5)	--	1,237,816
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(13,396,417)	11,254,033
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,392,022	44,299,390
Distributions to Shareholders:
Distributions from net investment income	(24,665,841)	(34,233,287)
Share Transactions:
Proceeds from sale of shares	55,407,924	195,019,070
Net asset value of shares issued to shareholders in payment of distributions declared	18,980,252	25,463,372
Redemption fee proceeds	280,112	--
Cost of shares redeemed	(178,172,819)	(318,506,442)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(103,504,531)	(98,024,000)
Change in net assets	(119,778,350)	(87,957,897)
Net Assets:
Beginning of period	409,355,104	497,313,001
End of period (including distributions in excess of net investment income of $(1,096,438) and $(1,696,568), respectively)	$289,576,754	$409,355,104

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2006

1. ORGANIZATION

Federated High Yield Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities. The Fund's portfolio of investments consists primarily of lower-rated corporate debt obligations. These lower-rated obligations may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. These lower-rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e. the obligations are subject to the risk of default). The Fund offers one class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that fixed-income and short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 2006, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Sold:
4/3/2006	6,175,000 Euro Dollars	$7,532,389	$7,375,824	$156,565

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at February 28, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
ACP Holdings Corp., Warrants	9/24/2003	$ 214,806
Advanstar, Inc., Warrants	2/14/2001	$ 112,987
CVC Claims Litigation LLC	3/26/1997- 8/19/1997	$4,646,903
MDP Acquisitions PLC, Warrants	9/23/2002	$ 0
Pliant Corp., Warrants	5/25/2000	$ 36,389
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 2/15/2005	$2,334,135
Russell Stanley Holdings, Inc.	11/9/2001	$ 0

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended February 28	2006	2005
Shares sold	9,316,046	32,092,063
Shares issued to shareholders in payment of distributions declared	3,189,801	4,176,093
Shares redeemed	(29,717,684)	(52,790,268)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(17,211,837)	(16,522,112)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, foreign currency reclass, and adjustments for tax gain/loss on sale of defaulted securities.

For the year ended February 28, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$1,316,997	$(1,316,997)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2006 and 2005, was as follows:

	2006	2005
Ordinary income	$24,665,841	$34,233,287

As of February 28, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$999,080
Net unrealized depreciation	$(36,713,162)
Capital loss carryforward	$272,217,113

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to tax deferral of losses on wash sales, discount accretion/premium amortization on debt securities, and cost adjustments and interest write-offs for defaulted bonds.

At February 28, 2006, the cost of investments for federal tax purposes was $320,964,718. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $36,711,131. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,053,656 and net unrealized depreciation from investments for those securities having an excess of cost over value of $47,764,787.

At February 28, 2006, the Fund had a capital loss carryforward of $272,217,113 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,702,053
2009	$35,176,615
2010	$92,960,310
2011	$94,995,842
2012	$36,932,748
2014	$ 4,449,545

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 28, 2006, the Adviser voluntarily waived $614,990 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 28, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Redemption Fees

Effective May 15, 2004, the Fund began imposing a 2.00% redemption fee to shareholders of the Fund's Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended February 28, 2006, the redemption fees for the Fund's shares amounted to $280,112.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended February 28, 2006, FSSC voluntarily waived $112,361 of its fee. For the year ended February 28, 2006, FSSC did not retain any fees paid by the Fund.

Other

In 2004, Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to a special investigative committee of Federated's Board. In conjunction with this review, the Independent Trustees of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, during the fiscal year ended 2005, the Fund's Adviser made a contribution of $1,237,816 to Paid-In-Capital of the Fund for detrimental impact to the Fund from frequent trading activity and detrimental impact on those Funds that may have resulted from orders incorrectly accepted by Federated employees after the Funds' closing times.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2006, were as follows:

Purchases	$88,903,724
Sales	$197,124,355

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended February 28, 2006, 0.77% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended February 28, 2006, 0.77% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the "Fund"), including the portfolio of investments, as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
April 7, 2006

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: April 1999	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: April 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: April 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions: Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods was above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314197104

30221 (4/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2006 - $23,883

                        Fiscal year ended 2005 - $18,484

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $81

                  Fiscal year ended 2005 - $0

                  Transfer agent testing.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
      $111,153 and $16,500 respectively.  Sarbanes Oxley sec. 302 procedures.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $185,579

            Fiscal year ended 2005 - $275,394

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated High Yield Trust

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                            (insert name and title)

Date        April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer
Date        April 21, 2006

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
Date        April 24, 2006